UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                -----------------

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  June 26, 2001
                Date of Report (Date of earliest event reported)

                                  POZEN(R) Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                      000-31719               62-1657552
(State or other jurisdiction of        (Commission           (I.R.S. Employer
incorporation or organization)          File No.)           Identification No.)

             6330 Quadrangle Drive, Suite 240, Chapel Hill, NC 27514
               (Address of principal executive offices) (Zip Code)

                                 (919) 490-0012
              (Registrant's telephone number, including area code)


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Item 5.     Other Events.

         On June 26, 2001, POZEN Inc. (the "Company") submitted new data to the U.S. Food and Drug Administration (the "FDA") in support of its request that the FDA reconsider the need for the Company to conduct a two-year carcinogenicity study of the effects of MT 100 in rats prior to approval of the MT 100 New Drug Application. The new data consists of genotoxicity study results and an expert report from two leading genotoxicologists. The Company believes that this data should address the FDA's concern about the genotoxic potential of MT 100.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                POZEN Inc.
                                (Registrant)

Date: July 2, 2001              By:  /s/ John R. Plachetka
                                    ------------------------------------------
                                     John R. Plachetka, Pharm.D., its Chairman,
                                     President and Chief Executive Officer